UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

SCHEDULE 14A

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Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

POWER & DIGITAL INFRASTRUCTURE ACQUISITION II CORP.
(Name of Registrant as Specified In Its Charter)

__________________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14A(i)(1) and 0-11.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail POWER & DIGITAL INFRASTRUCTURE ACQUISITION II CORP. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on March 11, 2024. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online Special Meeting, you will need your 12 digit control number to vote electronically at the Special Meeting. To attend: https://www.cstproxy.com/xpdispacii/2024 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY CARD THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS. Please mark your votes like this FOR AGAINST ABSTAIN Proposal No. 1 — The Extension Amendment Proposal — to amend the amended and restated certificate of incorporation (as the same has been amended prior to the date hereof, the “Certificate”) of Power & Digital Infrastructure Acquisition II Corp. (the “Company”) pursuant to amendments to the Certificate in the form set forth in paragraph 3 of Annex A to the accompanying Proxy Statement (such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must (1) consummate an initial merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A common stock”), included as part of the units sold in the Company’s initial public offering (such shares of Class A common stock, the “public shares”) that was consummated on December 14, 2021 (the “IPO”), from March 14, 2024 (the “Current Outside Date”) to April 14, 2024 (such date, the “Extended Date”), and to allow the Company, without another stockholder vote, by resolution of the Company’s board of directors (our “board”), to elect to further extend the Extended Date in one-month increments up to three additional times until July 14, 2024 (each such additional date, as extended, an “Additional Extended Date”), unless the closing of a business combination shall have occurred prior thereto or such earlier date as determined by our board to be in the best interests of the Company; and Proposal No. 2 — The Adjournment Proposal FOR AGAINST ABSTAIN — to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal (the “Adjournment Proposal”. The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal. CONTROL NUMBER Signature______________________________ Signature, if held jointly__________________________________ Date_____________, 2024 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of Stockholders The Proxy Statement and the Annual Report to Stockholders are available at: https://www.cstproxy.com/xpdispacii/2024 FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED POWER & DIGITAL INFRASTRUCTURE ACQUISITION II CORP. SPECIAL MEETING OF STOCKHOLDERS MARCH 12, 2024 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned appoints Patrick C. Eilers and James P. Nygaard, Jr., and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Power & Digital Infrastructure Acquisition II Corp. held of record by the undersigned at the close of business on February 16, 2024 at the Special Meeting of Stockholders of Power & Digital Infrastructure Acquisition II Corp. to be held virtually at: https://www.cstproxy.com/xpdispacii/2024 on March 12, 2024, at 10:00 a.m. Central Time (CST), or at any adjournment or postponement thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ALL PROPOSALS, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued, and to be marked, dated and signed, on the other side)